UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2022

HNR ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Delaware	6770	85-4359124
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, TX 77098

(Address of Principal Executive Offices) (Zip Code)

(713) 834-1145

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	HNRAU	NYSE American
Common stock, par value $0.0001 per share	HNRA	NYSE American
Redeemable warrants, exercisable for three quarters of one share of common stock at an exercise price of $11.50 per share	HNRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On March 10, 2022, HNR Acquisition Corp (the “Company”) amicably terminated Malone Bailey LLP (“Malone Bailey”) as its independent registered public accounting firm.

In connection with the audit by Malone Bailey of the Company’s balance sheet as of December 31, 2020, and the related statements of operations, stockholders’ equity, and cash flows for the period from December 9, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “Financial Statements”). and during the subsequent period through the date of filing of this Current Report on Form 8-K, there were: (i) no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Malone Bailey’s satisfaction, would have caused Malone Bailey to make reference to the subject matter of any such disagreements in its report; and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Further, the report of Malone Bailey on the Company’s Financial Statements did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The report of Malone Bailey on the Financial Statements contained an explanatory paragraph disclosing that the Financial Statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the Financial Statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3 to the Financial Statements. The Financial Statements do not include any adjustments that might result from the outcome of this uncertainty. The Company provided Malone Bailey with a copy of this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission and has requested and received from Malone Bailey a letter addressed to the SEC stating whether Malone Bailey agrees with the statements made herein. A copy of that letter, dated March 16, 2022, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On March 10, 2022, the Company engaged Marcum LLP as its independent registered public accounting firm which was approved by the Company’s Board of Directors and its Audit Committee. From the Company’s inception (December 9, 2020) through December 31, 2020, and in the subsequent interim period through the date of this report, the Company has not consulted with Marcum LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit Description

Exhibit No.	Description
16.1	Letter from Malone Bailey LLP dated March 16, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2022

HNR ACQUISITION CORP

By:	/s/ Donald Goree
	Name:	Donald Goree
	Title:	Chief Executive Officer

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